Exhibit 10.1
Execution Copy
THIRD AMENDMENT
TO LETTER OF CREDIT AGREEMENT
THIS THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Amendment”) is dated as of July 23, 2010 and is entered into by and among UTi Worldwide Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands with company number 141257 (the “Company”), each of the Subsidiary Guarantors (as defined in the Letter of Credit Agreement), Nedbank Limited, acting through its London Branch (the “Issuing Bank”), and is made with reference to that certain LETTER OF CREDIT AGREEMENT dated as of July 9, 2009 (as amended by the First Amendment to Letter of Credit Agreement among the Company, the Subsidiary Guarantors and the Issuing Bank, dated as of January 8, 2010 and the Second Amendment to Letter of Credit Agreement among the Company, the Subsidiary Guarantors and the Issuing Bank, dated as of March 25, 2010, the “Letter of Credit Agreement”) by and among the Company, the Subsidiary Guarantors and the Issuing Bank. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter of Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Obligors have requested that the Issuing Bank agree to amend certain provisions of the Letter of Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, the Issuing Bank is willing to agree to such amendment relating to the Letter of Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO LETTER OF CREDIT AGREEMENT
A. The cover page of the Letter of Credit Agreement is hereby amended by replacing “U.S. $36,000,000” with “U.S. $61,000,000”.
B. The first page of the Letter of Credit Agreement is hereby amended by replacing “U.S. $36,000,000” with “U.S. 61,000,000”.
C. The last subclause (ii) in the second sentence of the first paragraph of Section 1.1 of the Letter of Credit Agreement is hereby amended and restated in its entirety as follows:
(ii) in no event shall any Letter of Credit issued after July 23, 2010 have an expiration date later than the Maturity Date unless agreed to by the Issuing Bank.
D. The definition of “Maximum Draw Amount” in Schedule B to the Letter of Credit Agreement is hereby amended and restated in its entirety as follows:
“Maximum Draw Amount” means $61,000,000.

SECTION II. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):
A. Execution. The Issuing Bank shall have received a counterpart signature page of this Amendment duly executed by each of the Obligors.
B. Fees. The Issuing Bank shall have received (i) a nonrefundable arrangement fee equal to $162,500 and (ii) all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Financing Agreement.
C. Necessary Consents. Each Obligor shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
D. Opinions of Counsel; Registered Agent’s Certificate. The Issuing Bank shall have received (i) an executed copy of a written opinion of Harneys Westwood & Riegels, British Virgin Islands counsel for the Obligors covering the existence and good standing of the Company, the capacity and power of the Company to perform its obligations pursuant to the Amendment, the due execution by the Company of the Amendment, matters related to enforceability, no-conflict, and choice of law and including other matters incident to the transactions contemplated hereby and otherwise in form and substance reasonably satisfactory to the Issuing Bank; (ii) an executed copy of a written opinion of Latham & Watkins LLP, English counsel for the Issuing Bank, each addressed to the Issuing Bank, dated as of the Third Amendment Effective Date, covering matters related to enforceability and choice of law of the Amendment including other matters incident to the transactions contemplated hereby and otherwise in form and substance reasonably satisfactory to the Issuing Bank; and (iii) a copy of the certificate identifying the directors and shareholders of the Company and executed by Midocean Management and Trust Services (BVI) Limited, as registered agent of the Company, dated July 23, 2010.
E. Other Documents. The Issuing Bank shall have received such other documents, information or agreements regarding Obligors as the Issuing Bank may reasonably request.
SECTION III. REPRESENTATIONS AND WARRANTIES
In order to induce the Issuing Bank to enter into this Amendment and to amend the Letter of Credit Agreement in the manner provided herein, each Obligor which is a party hereto represents and warrants to the Issuing Bank that the following statements are true and correct in all material respects:
A. Organization; Power and Authority. Each Obligor is a corporation or other legal entity duly incorporated or organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation or other legal entity, where applicable, and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate (or other organizational) power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Letter of Credit Agreement as amended by this Amendment (the “Amended Agreement”) to which it is a party and to perform the provisions hereof.

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B. Authorization, Etc. The Amendment has been duly authorized by all necessary corporate or other entity action on the part of each Obligor, and the Amendment constitutes a legal, valid and binding obligation of each Obligor party thereto enforceable against any such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
C. No Conflict. The execution, delivery and performance by each Obligor of the Amendment will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary, except for such conflicts or breaches that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary, in each case, except for such contraventions, breaches, defaults, Liens, conflicts and violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
D. Governmental Authorizations, Etc. Except as disclosed on Schedule 5.7 of the Amended Agreement, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of the Amendment or the Amended Agreement, including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under the Amended Agreement or any other Financing Agreement and the payment of such Dollars to Persons resident in the United States of America. Except as disclosed on Schedule 5.7 of the Amended Agreement, it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the Applicable Jurisdiction of the Amended Agreement or any other Financing Agreement that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.

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E. Insolvency. As of the Third Amendment Effective Date:
(a) no Obligor, is unable, or is deemed to be unable for the purposes of any applicable law, or admits or has admitted its inability, to pay its debts as and when they fall due or has suspended, or announced an intention to suspend, making payments on any of its debts;
(b) no Obligor, by reason of actual or anticipated financial difficulties has begun negotiations with one or more of its creditors with a view to rescheduling or restructuring any of its Indebtedness; and
(c) no moratorium has been declared in respect of any Indebtedness of any Obligor.
F. Incorporation of Representations and Warranties from Letter of Credit Agreement. The representations and warranties contained in Section 5 of the Letter of Credit Agreement are and will be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Letter of Credit Agreement and this Amendment and consents to the amendment of the Letter of Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Financing Agreement to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Financing Agreements the payment and performance of all “Obligations” and “Guaranteed Obligations” under each of the Financing Agreements to which is a party (in each case as such terms are defined in the Letter of Credit Agreement).
Each Subsidiary Guarantor acknowledges and agrees that any of the Financing Agreements to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Financing Agreements to which it is a party or otherwise bound are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

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SECTION V. MISCELLANEOUS
A. Reference to and Effect on the Letter of Credit Agreement and the Other Financing Agreements.
(i) On and after the Third Amendment Effective Date, each reference in the Letter of Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Letter of Credit Agreement, and each reference in the other Financing Agreements to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Letter of Credit Agreement shall mean and be a reference to the Letter of Credit Agreement as amended by this Amendment.
(ii) Except as specifically amended by this Amendment, the Letter of Credit Agreement and the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Issuing Bank under, the Letter of Credit Agreement or any of the other Financing Agreements.
B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT ARE GOVERNED BY ENGLISH LAW.
D. Jurisdiction.
(1) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment (including a dispute relating to the existence, validity or termination of this Amendment or any non-contractual obligation arising out of or in connection with this Amendment ) (a “Dispute”).
(2) The parties hereto agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party to this Amendment will argue to the contrary.
(3) This Section V.D. is for the benefit of the Issuing Bank only. As a result, the Issuing Bank shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Issuing Bank may take concurrent proceedings in any number of jurisdictions.
E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	UTi WORLDWIDE INC.
	By:	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

SUBSIDIARY GUARANTORS:	UTI (AUST) PTY LIMITED, ABN 48 006 734 747
	By:	/s/ Craig Braun
Authorized Signatory

UTI AFRICA SERVICES LIMITED
	By	/s/ Craig Braun
Authorized Signatory

UNIGISTIX INC.
	By	/s/ Craig Braun
Authorized Signatory

UTI, CANADA, INC.
	By	/s/ Craig Braun
Authorized Signatory

UTI CANADA HOLDINGS, INC.
	By	/s/ Craig Braun
Authorized Signatory

SPAN MANUFACTURING LIMITED
	By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

UTI DEUTSCHLAND GMBH
By	/s/ Craig Braun
Authorized Signatory

UTI (HK) LTD.
By	/s/ Craig Braun
Authorized Signatory

UTI NEDERLAND B.V.
By	/s/ Craig Braun
Authorized Signatory

SERVICIOS LOGISTICOS INTEGRADOS SLI, S.A.
By	/s/ Craig Braun
Authorized Signatory

UNIÓN DE SERVICIOS LOGÍSTICOS INTEGRADOS, S.A.
By	/s/ Craig Braun
Authorized Signatory

UTI SPAIN S.A.
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

UTI (TAIWAN) LIMITED
By	/s/ Craig Braun
Authorized Signatory

UTI LOGISTICS (TAIWAN) LTD.
By	/s/ Craig Braun
Authorized Signatory

UTI WORLDWIDE (UK) LIMITED
By	/s/ Craig Braun
Authorized Signatory

UTI, (U.S.) HOLDINGS, INC.
By	/s/ Craig Braun
Authorized Signatory

UTI, UNITED STATES, INC.
By	/s/ Craig Braun
Authorized Signatory

UTI, SERVICES, INC.
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

UTI BROKERAGE, INC.
By	/s/ Craig Braun
Authorized Signatory

UTI LOGISTICS, INC.
By	/s/ Craig Braun
Authorized Signatory

VANGUARD CARGO SYSTEMS, INC.
By	/s/ Craig Braun
Authorized Signatory

UTI INTEGRATED LOGISTICS, INC.
By	/s/ Craig Braun
Authorized Signatory

MARKET INDUSTRIES, LTD.
By	/s/ Craig Braun
Authorized Signatory

MARKET TRANSPORT, LTD
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

TRIPLE EXPRESS, INC.
By	/s/ Craig Braun
Authorized Signatory

INTRANSIT, INC.
By	/s/ Craig Braun
Authorized Signatory

MARKET LOGISTICS SERVICES, LTD.
By	/s/ Craig Braun
Authorized Signatory

MARKET LOGISTICS BROKERAGE, LTD.
By	/s/ Craig Braun
Authorized Signatory

SAMMONS TRANSPORTATION, INC.
By	/s/ Craig Braun
Authorized Signatory

LAKE STATES TRUCKING, INC.
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

CONCENTREK, INC.
By	/s/ Craig Braun
Authorized Signatory

UNITED EXPRESS, LTD.
By	/s/ Craig Braun
Authorized Signatory

AFRICAN INVESTMENTS B.V.
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

UTI ASIA PACIFIC LIMITED
By	/s/ Craig Braun
Authorized Signatory

GODDARD COMPANY LIMITED
By	/s/ Craig Braun
Authorized Signatory

UTI INTERNATIONAL INC.
By	/s/ Craig Braun
Authorized Signatory

UTI (N.A.) HOLDINGS N.V.
By	/s/ Craig Braun
Authorized Signatory

UTI (NETHERLANDS) HOLDINGS B.V.
By	/s/ Craig Braun
Authorized Signatory

PYRAMID FREIGHT (PROPRIETARY) LIMITED
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

UTI LOGISTICS N.V.
By	/s/ Craig Braun
Authorized Signatory

UTI NEW ZEALAND LTD.
By	/s/ Craig Braun
Authorized Signatory

UTI IRELAND LIMITED Signed, Sealed and Delivered by
/s/ Craig Braun
Craig Braun,
duly appointed attorney for and on behalf of UTi IRELAND LIMITED in the presence of:

Witness:	/s/ John Thurso Barendse
Name:	John Thurso Barendse
Address:	100 Oceangate, Suite 1500 Long Beach, CA
Occupation:	VP Global Performance Analysis

UTI WORLDWIDE (SINGAPORE) PTE LTD.
By	/s/ Craig Braun
Authorized Signatory

[Signature Page to Third Amendment]

NEDBANK LIMITED, acting through its London Branch, As Issuing Bank
By:	/s/ Christo Roets
	Name:	Christo Roets
	Title:	Authorized Signatory

By:	/s/ Graham Hardy
	Name:	Graham Hardy
	Title:	Authorized Signatory

[Signature Page to Third Amendment]